UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2006

RED SKY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51241
(Commission File Number)

98-0443283
(IRS Employer Identification No.)

Suite 2410, 650 West Georgia Street, P.O. Box 11524
Vancouver, British Columbia, V6B 4N7, Canada
(Address of principal executive offices and Zip Code)

(604) 689-8336
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

We entered into a non-binding letter of intent to acquire all of the issued and outstanding shares of a privately-owned Alberta corporation engaged in the oil and gas business. The details of the letter of intent are outline in the attached press release.

Item 9.01 Financial Statements And Exhibits

99.1 News release dated April 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED SKY RESOURCES INC.

By:	/s/ D. Barry Lee
D. Barry Lee
President, Chief Executive Officer,
Chief Financial Officer and Director

Date: April 25, 2006